                                                                   EXHIBIT 10.44

                           STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement ("Agreement") is entered into as of June 28, 1996, by Letronix Acquisition Corp., a Nevada corporation ("Buyer"), and Polyphase Corporation, a Nevada corporation ("Seller").

                                   RECITALS

     Seller desires to sell, and Buyer desires to purchase, 1,020,000 shares (the "Shares") of capital stock of PC Networx America, Inc., a Nevada corporation (the "Company"), being fifty-one percent (51%) of the outstanding shares of the Common Stock, par value $.001 per share, of the Company (the "Common Stock"), for the consideration and on the terms set forth in this Agreement.

                                   AGREEMENT

     The parties, intending to be legally bound, agree as follows:

 1.  SALE AND TRANSFER OF SHARES; CLOSING.
     ------------------------------------

      1.1  SHARES.  Subject to the terms and conditions of this Agreement, at
           ------
the Closing, Seller will sell and transfer the Shares to Buyer, and Buyer will purchase the Shares from Seller.

      1.2  PURCHASE PRICE.  The purchase price (the "Purchase Price") for the
           --------------
Shares will be equal to 51% of the book value of the outstanding shares of Common Stock of the Company as of March 31, 1996, which is hereby deemed to be equal to $2,500,000. The Purchase Price shall be subject to a post-Closing adjustment as set forth in SECTION 1.5 hereof.

      1.3  CLOSING.  The purchase and sale (the "Closing") provided for in this
           ------
Agreement will take place at the offices of Seller at 16885 Dallas Parkway, 4th Floor, Dallas, Texas, at 10:00 a.m. (local time) on June 28, 1996 or at such other time and place as the parties may agree (the "Closing Date"). Subject to the provisions of SECTION 9, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this SECTION 1.3 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

      1.4  CLOSING OBLIGATIONS.  At the Closing:
           -------------------

     (a)  Seller will deliver to Buyer:

             (i) certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers) (which Buyer will return to Seller as collateral as hereinafter described);

             (ii) a certificate executed by Seller to the effect that, except as otherwise stated in such certificate, each of Seller's representations and warranties in this Agreement was accurate
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in all material respects as of the date of this Agreement and is accurate in all material respects as of the Closing Date as if made on the Closing Date (giving full effect to any supplements to the Disclosure Schedule (as hereinafter defined) that were delivered by Seller to Buyer at or prior to the Closing
Date);

     (b) Buyer will deliver to Seller the Purchase Price at Closing, as follows:

             (i) cash in the amount of Four Hundred Seventy Five Thousand Dollars ($475,000) by bank cashier's or certified check payable to the order of Seller, or, at Seller's election, by wire transfer to accounts specified by Seller;

             (ii) One Million One Hundred Seventy Five Thousand (1,175,000) shares of the Buyer's Class A Preferred Stock, par value $1.00 per share (the "Preferred Stock"), having the designations, preferences and relative, participating, optional and other rights as set forth on the Designation of Class A Preferred Stock attached hereto as ANNEX A;

             (iii) A secured promissory note in the amount of $850,000 (the "Note") having the terms and provisions set forth in the form thereof attached hereto as ANNEX B; and

             (iv) a certificate executed by Buyer to the effect that, except as otherwise stated in such certificate, each of Buyer's representations and warranties in this Agreement was accurate in all material respects as of the date of this Agreement and is accurate in all material respects as of the Closing Date as if made on the Closing Date.

      1.5  POST-CLOSING ADJUSTMENT. The  Note issued to Seller at Closing shall
           -----------------------
be subject to increase or decrease after the Closing, based upon the book value of the Common Stock of the Company as of June 30, 1996, as set forth in this
SECTION 1.5. Promptly following the Closing, an auditor of nationally recognized standing reasonably acceptable to both Seller and Buyer shall audit the consolidated balance sheet of the Company and its subsidiaries as of June 30, 1996 and shall determine therefrom the book value of the outstanding shares of Common Stock as of June 30, 1996 (the "Book Value") and shall report its finding to both Seller and Buyer. The report of such auditor shall be final and binding on both Seller and Buyer. In the event that the Book Value multiplied by 51%, as such figure is rounded to the nearest whole number (the "Pro Rata Book Value"), is less than $2,500,000, then the Seller shall promptly surrender to Buyer the Note referred to in SECTION 1.4(b)(iii) above in exchange for a new promissory note (the "New Note") with terms identical to the Note except that the principal amount of such New Note shall be reduced to equal (i) $850,000 less (ii) the difference between the Pro Rata Book Value and $2,500,000; provided, however, that in no event shall Seller be required to pay money to Buyer as a result of the adjustment, if any, hereunder. In the event that the Pro Rata Book Value is more than $2,500,000, then Seller shall promptly surrender the Note referred to in SECTION 1.4(b)(iii) above in exchange for a new promissory note (the "Alternate New Note") with terms identical to the Note except that the principal amount of such Alternate New Note shall be increased to equal (i) $850,000 plus (ii) the difference between $2,500,000 and the Pro Rata Book Value. For purposes of this Agreement, if the New Note or the Alternate New Note are issued, the capitalized term "Note" as used herein shall be interpreted to mean the "New Note" or the "Alternate New Note" where the context requires.

2.   SPECIAL POST-CLOSING ITEMS.
     --------------------------

     (a) In connection with the acquisition contemplated hereby, Seller agrees that following the Closing, it will use its best efforts to effect the distribution to its public shareholders of shares of Common Stock representing thirty percent (30%) of the outstanding shares of Common Stock (the "Spinoff"), and that it will register such distribution with the Securities and Exchange Commission and use its best efforts to cause the registration statement for such distribution to be declared effective. If the registration statement relating to the Spinoff is not declared effective by the Securities and Exchange Commission on or prior to the date that is six (6) months following the Closing Date (the "Termination Date"), Seller hereby grants Buyer an option (the "Spinoff Option") to purchase such shares representing thirty percent (30%) of the outstanding shares of Common Stock (the "Option Shares"). Such Spinoff Option shall be exercisable by Buyer by written notice to Seller on or prior to the date that is ten (10) days after the Termination Date. Assuming Buyer gives written notice as described above, the closing of the purchase and sale of the Option Shares shall be held no later than sixty days following the Termination Date. The purchase price for the Option Shares shall be 30% of the Book Value as of June 30, 1996 (as defined in Section 1.5), and such purchase price shall consist of 20% of the purchase price in cash, a promissory note from Buyer to Seller in original principal amount of 30% of the such purchase price (but otherwise on substantially the same terms as the Note), and the remaining 50% of such purchase price shall be payable by issuance of shares of Buyer's Preferred Stock with a deemed value of $1.00 per share (but the number of such shares issued shall be appropriately adjusted to account for any stock splits, dividends and recapitalizations). Buyer covenants and agrees with Seller that Seller shall not be obligated to sell Buyer the Option Shares unless Buyer (i) enters into a purchase agreement containing representations and warranties substantially similar to those made by the Buyer contained herein, (ii) enters into a purchase agreement containing such other terms and provisions as are necessary, in the opinion of counsel for the Seller, to comply with applicable law, and (iii) agrees that the Option Shares shall become subject to the same restrictions and other provisions provided for the Shares in Section 11.16 hereof. In such purchase agreement, (i) Seller shall not be obligated to make representations and warranties to Seller , other than such representations and warranties as are substantially similar to those contained in Sections 3.1, 3.2,
3.3 and 3.4 hereof and (ii) such representations and warranties of Seller shall survive for a period not to exceed two (2) years after the closing of the purchase and sale of the Option Shares.

     (b) Seller agrees that it will cause its Affiliates that own shares of Common Stock, to grant to Buyer the option to acquire the shares of Common Stock owned by Seller and such Affiliates upon the terms and conditions set forth in the form of the Option Agreement attached hereto as ANNEX C.

3.   REPRESENTATIONS AND WARRANTIES OF SELLER.
     ----------------------------------------

     Seller represents and warrants to Buyer as follows:

      3.1  ORGANIZATION AND GOOD STANDING.  PART 3.1 of the Disclosure Schedule
           ------------------------------
delivered by Seller to Buyer at or prior to the Closing Date (the "Disclosure Schedule") contains a complete and accurate list for each of the Company and each of its subsidiaries (collectively, the "Acquired Companies") of its name, its federal employer identification number, its jurisdiction of incorporation and the other jurisdictions in which it is authorized to do business. Each Acquired Company is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use. Each Acquired Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

     3.2  AUTHORITY; NO CONFLICT.
          ----------------------

     (a) This Agreement constitutes the legal, valid, and binding obligation of Seller, enforceable against Seller in accordance with its terms. Seller has the absolute and unrestricted right, power, authority, and capacity to execute, deliver and perform this Agreement.

     (b) Neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions contemplated by this Agreement will, directly or indirectly (with or without notice or lapse of time):

             (i) contravene, conflict with, or result in a violation of any provision of the certificate of incorporation or bylaws of the Acquired Companies;

             (ii) contravene, conflict with, or result in a violation of, or give any governmental body or other person the right to challenge any of the transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under, any federal, state or local order, law, ordinance or regulation or any injunction, judgment, order or decree of any court, administrative agency or other governmental body to which any Acquired Company, or any of the assets owned or used by any Acquired Company, may be subject;

             (iii) contravene, conflict with, or result in a violation or breach of any provision of, or give any person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any contracts applicable to the Acquired Companies that would have a material adverse effect on the Acquired Companies; or

             (iv) result in the imposition or creation of any charge, claim, lien, option, pledge, security interest or restriction of any kind upon or with respect to any of the assets owned or used by any Acquired Company.

      3.3  OWNERSHIP; CAPITALIZATION.
           -------------------------

     (a) Seller is or will be on the Closing Date the record and beneficial owner and holder of all the Shares, free and clear of any charge, claim, lien, option, pledge, security interest or restriction of any kind.

     (b) The authorized equity securities of the Company consist of (i) 100,000,000 shares of common stock, par value $.001 per share, of which 2,000,000 shares are issued and outstanding and (ii) 50,000,000 shares of preferred stock, par value $.001 per share, of which no shares are issued and outstanding. The Shares represent all of the issued and outstanding capital stock of the Company on the Closing Date. Upon transfer of the Shares to Buyer at the Closing, Buyer will own the entire legal and beneficial interest in the Shares, free and clear of all liens, claims and encumbrances and subject to no legal or equitable restriction of any kind. With the exception of the Company, all of the outstanding equity securities and other securities of each Acquired Company are owned of record and beneficially by one or more of the Acquired Companies, free and clear of any charge, claim, lien, option, pledge, security interest or restriction of any kind. All of the outstanding equity securities of each Acquired Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in PART 3.3 of the Disclosure Schedule, there are no agreements, contracts, obligations, promises or undertakings relating to the issuance, sale, or transfer of any equity securities or other securities of any Acquired Company.

      3.4  FINANCIAL MATTERS.  Seller has delivered to Buyer: (i) the pro forma
           -----------------
consolidated balance sheets of the Acquired Companies as at the years September 30, 1995, and the related pro forma consolidated statements of income, changes in stockholders' equity, and cash flow for each of the fiscal years then ended (the "Financial Statements"), and (ii) an unaudited pro forma consolidated balance sheet of the Acquired Companies as at March 31, 1996, and the related unaudited consolidated statements of income, changes in stockholders' equity, and cash flow for the six months then ended, including in each case the notes thereto (the "Interim Financial Statements"). Such Financial Statements fairly present in all material respects the financial condition and the results of operations, changes in stockholders' equity, and cash flow of the Acquired Companies as at the respective dates of and for the periods referred to in such financial statements, all in accordance with generally accepted accounting principles, subject, in the case of the Interim Financial Statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (which, if presented, would not differ materially from those included in the Financial Statements); the financial statements referred to in this SECTION 3.4 reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such Financial Statements.

     3.5  BOOKS AND RECORDS.  The books of account, minute books, stock record
          -----------------
books, and other records of the Acquired Companies, all of which have been made available to Buyer, are complete and correct in all material respects. The minute books of the Acquired Companies contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders and the Boards of Directors. At the Closing, all of those books and records will be in the possession of the Acquired Companies.

      3.6  TITLE TO PROPERTIES.  The Acquired  Companies own (with good and
           -------------------
marketable title in the case of real property, subject only to the matters permitted by the following sentence) all the properties and assets (whether real, personal, or mixed and whether tangible or intangible) that they purport to own, including all of the properties and assets reflected in the Financial Statements and the Interim Financial Statements (except for assets held under capitalized leases and personal property sold since the date of the Financial Statements and the Interim Financial Statements, as the case may be, in the ordinary course of business), and all of the properties and assets purchased or otherwise acquired by the Acquired Companies since the date of the Financial Statements (except for personal property acquired and sold since the date of the Financial Statements in the ordinary course of business and consistent with past practice).

      3.7  CONDITION AND SUFFICIENCY OF ASSETS.  The buildings, structures, and
           -----------------------------------
equipment of the Acquired Companies are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, structures, or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The building, structures, and equipment of the Acquired Companies are sufficient for the continued conduct of the Acquired Companies' businesses after the Closing in substantially the same manner as conducted prior to the Closing.

      3.8  NO UNDISCLOSED LIABILITIES.  The Acquired Companies have no material
           --------------------------
liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Financial Statements or the Interim Financial Statements and current liabilities incurred in the ordinary course of business since the respective dates thereof.

      3.9  TAXES.  (a)  Except as set forth on PART 3.9 of the Disclosure
           -----
Schedule, all federal, state and local tax returns, reports, declarations, information returns and estimates that the Acquired Companies were required to file ("Tax Returns") have been filed for the Acquired Companies for all periods for which such were due. All Taxes (as defined below) of the Acquired Companies, whether or not disclosed in the Tax Returns, have been paid in full and all such Tax Returns are true, correct and complete in all material respects. The federal income tax returns of the Acquired Companies have not been audited by the Internal Revenue Service. There is not in force any extension of the date on which any Tax Return was or is due to be filed by or with respect to the Acquired Companies, or any waiver or agreement by them for the extension of time for the payment of any Tax. The reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the Financial Statements is adequate to cover the liability of the Acquired Companies for all Taxes (including employee income tax withholding, social security and unemployment taxes) to the date thereof.

     (b) There is no claim against any of the Acquired Companies with respect to any Taxes and no assessment, deficiency or adjustment has been asserted or proposed with respect to any Tax Return which would, if determined adversely to the Acquired Companies, have a material adverse effect on the Acquired Companies. All prior audits and examinations of the Acquired Companies have been disclosed to Buyer.

     (c) Each Acquired Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

     (d) For purposes of this Agreement, "Tax" (and, with correlative meaning, "Taxes") shall mean any federal, state, local or foreign income, gross receipts, windfall profit, severance, property, alternative minimum or add-on minimum production, sales, use, license, excise, franchise, employment, payroll, withholding, ad valorem, or other taxes, assessments, duties, fees, levies or other governmental charges, together with any interest, penalty or addition to tax, or additional amount imposed by any governmental authority.

      3.10  EMPLOYEE BENEFITS.  PART 3.10 of the Disclosure Schedule contains a
            -----------------
complete and accurate list of all plans or other obligations, arrangements, or customary practices, whether or not legally enforceable, to provide benefits, other than salary, as compensation for services rendered, to present or former officers, directors, employees, or agents ("Benefits"). The Acquired Companies, with respect to all Benefits are, and each Benefit is, in material compliance with the Employee Retirement Income Security Act of 1974 ("ERISA"), the IRC, and other applicable laws.

      3.11  PROCEEDINGS.  There are currently no pending lawsuits,
            -----------
administrative proceedings or investigations ("Proceedings") against any of the Acquired Companies or to which any of their assets is subject and Seller is not aware of any threatened Proceedings. None of the Acquired Companies is subject to any currently existing order, writ, injunction or decree relating to its operations.

      3.12  ABSENCE OF CERTAIN CHANGES AND EVENTS.  Except as set forth in PART
            -------------------------------------
3.12 of the Disclosure Schedule, since the date of the Financial Statements, there has not been any material adverse change in the financial condition, results of operation, business, prospects, assets or liabilities, of any of the Acquired Companies, except for changes in the ordinary course of business consistent with historical experience.

      3.13  CONTRACTS.  PART 3.13 of the Disclosure Schedule contains a complete
            ---------
and accurate list of (i) all current or pending contracts, commitments and leases (of real or personal property), written or otherwise, between any of the Acquired Companies and any party which are material to the operations of the Acquired Companies and that cannot be canceled without penalty upon thirty (30) days' notice (collectively, the "Material Contracts"); (ii) all patents, copyrights, trade names, trademarks and service marks used or owned by any of the Acquired Companies, and all licenses or agreements relating thereto; (iii) a list of all leases, contracts or agreements for which consents of any private persons or governmental bodies is required for the consummation of the transactions contemplated by this Agreement, or for the preventing of any termination of any material right, privilege, license or agreement of, or any loss or disadvantage to, any of the Acquired Companies or Buyer upon consummation of the transactions contemplated by this Agreement; and (iv) all real property owned or leased by the Acquired Companies.

      3.14  ENVIRONMENTAL MATTERS.  To Seller's knowledge, each Acquired Company
            ---------------------
is, and at all times has been, in material compliance with, and has not been and is not in material violation of or liable under, any environmental law. To Seller's knowledge, no toxic chemicals or hazardous wastes have been deposited or disposed of on any property owned by the Acquired Companies and none of such property has suffered any material environmental damage due to the Acquired Companies operations.

     3.15  EMPLOYEES.   PART 3.15 of the Disclosure Schedule contains a complete
           ---------
and accurate list of the following information for each employee of the Acquired Companies, including each employee on leave of absence or layoff status: employer; name; job title; current compensation paid or payable and any change in compensation since September 30, 1995.

     3.16  CERTAIN PAYMENTS.  To Seller's knowledge, no Acquired Company or
           ----------------
director, officer, agent, or employee of any Acquired Company, or any other person associated with or acting for or on behalf of any Acquired Company, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of any Acquired Company or any Affiliate (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of an Acquired Company, or (iv) in violation of any federal, state or local order, law, ordinance or regulation, (b) established or maintained any fund or asset that has not been recorded in the books and records of the Acquired Companies.

     3.17  DISCLOSURE.
           ----------

     (a) The Company has filed with the Securities and Exchange Commission all reports required to be filed by the Exchange Act since at least October 1, 1995 and none of such filings contains any misstatement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as regards the Acquired Companies, as the case may be.

     (b) The Company has delivered to Buyer true and correct copies of all reports filed with the Securities and Exchange Commission by the Company pursuant to the Exchange Act since October 1, 1995.

     3.18  NO MISSTATEMENTS OR OMISSIONS.  No representation or warranty of
           -----------------------------
Seller in this Agreement and no statement in the Disclosure Schedule omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

     3.19 RELATIONSHIPS WITH AFFILIATES.  Except as set forth in PART 3.19 of
          -----------------------------
the Disclosure Schedule:

     (a) No Seller or any Affiliate of Seller or of any Acquired Company has, or since January 1, 1995, has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Acquired Companies' businesses.

     (b) No Seller or any Affiliate of Seller or of any Acquired Company is, or since January 1, 1995, has owned (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a person that has had business dealings or a material financial interest in any transaction with any Acquired Company other than business dealings or transactions conducted in the ordinary course of business with the Acquired Companies at substantially prevailing market prices and on substantially prevailing market terms. Except as set forth in PART 3.19 of the Disclosure Schedule, no Seller or any Affiliate of Seller or of any Acquired Company is a party to any agreement, contract, obligation, promise or undertaking with, or has any claim or right against, any Acquired Company.

     3.20  BROKERS OR FINDERS.  Seller and its agents have incurred no
           ------------------
obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

4.   REPRESENTATIONS AND WARRANTIES OF BUYER.
     ---------------------------------------

     Buyer represents and warrants to Seller as follows:

     4.1  ORGANIZATION AND GOOD STANDING.  Buyer is a corporation duly
          ------------------------------
organized, validly existing, and in good standing under the laws of the State of Nevada.

     4.2  AUTHORITY; NO CONFLICT.
          ----------------------

     (a) This Agreement constitutes the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Buyer has the absolute and unrestricted right, power, and authority to execute, deliver and perform its obligations under this Agreement.

     (b) Neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of any of the transactions contemplated by this Agreement by Buyer will give any person the right to prevent, delay, or otherwise interfere with any of the transactions contemplated by this Agreement pursuant to:

             (i) any provision of Buyer's certificate of incorporation or bylaws;

             (ii) any resolution adopted by the board of directors or the stockholders of Buyer;

             (iii) any federal, state or local order, law, ordinance or regulation or injunction, judgment, order or decree of any court, administrative agency or other governmental body to which Buyer may be subject; or

             (iv) any agreement, contract, obligation, promise or undertaking to which Buyer is a party or by which Buyer may be bound.

     (c) Buyer is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the transactions contemplated by this Agreement.

     4.3  INVESTMENT IN SHARES.
          --------------------

          (a) Buyer is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

          (b) Buyer has received all information it believes necessary to make an informed decision about its acquisition of the Shares.

          (c) Each of the equity owners of Buyer is an "accredited investor" as such term is defined in Rule 501(a) under the Securities Act.

          (d) Buyer understands that the Shares are not registered under federal or state securities laws and may not be offered, sold, transferred or otherwise disposed of except pursuant to a registration statement or an exemption from registration under those laws.

          (e) Buyer acknowledges that the certificates representing the Shares may bear a legend substantially as follows:

     THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAW, OR (2) AN OPINION OF COUNSEL (SATISFACTORY TO THE COMPANY) THAT REGISTRATION IS NOT REQUIRED.

     4.4 CERTAIN PROCEEDINGS.  There is no pending proceeding against Buyer
         -------------------
that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. To Buyer's knowledge, no such proceeding has been threatened.

     4.5 BROKERS OR FINDERS.  Buyer and its officers and agents have incurred
         ------------------
no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Seller harmless from any such payment alleged to be due by or through Buyer as a result of the action of Buyer or its officers or agents.

5.   COVENANTS OF SELLER PRIOR TO CLOSING DATE.
     -----------------------------------------

     5.1  ACCESS AND INVESTIGATION.  Between the date of this Agreement and the
          ------------------------
Closing Date, Seller will, and will cause each Acquired Company and its directors, officers and agents to,

(a) afford Buyer and its directors, officers and agents and prospective lenders and their representatives (collectively, "Buyer's Advisors") full and free access to each Acquired Company's personnel, properties, contracts, books and records, and other documents and data, (b) furnish Buyer and Buyer's Advisors with copies of all such contracts, books and records, and other existing documents and data as Buyer may reasonably request, and (c) furnish Buyer and Buyer's Advisors with such additional financial, operating, and other data and information as Buyer may reasonably request.

     5.2 OPERATION OF THE BUSINESSES OF THE ACQUIRED COMPANIES.  Between the
         -----------------------------------------------------
date of this Agreement and the Closing Date, Seller will, and will cause each Acquired Company to conduct the business of such Acquired Company only in the ordinary course of business and in material compliance with all applicable laws, rules and regulations.

     5.3 NEGATIVE COVENANTS.  Between the date of this Agreement and the
         ------------------
Closing Date, Seller will not, and will cause each Acquired Company not to, without prior notice to Buyer: (i) make any changes in its capital structure,
(ii) incur any liability or obligation other than current liabilities incurred in the ordinary and usual course of business, (iii) incur any indebtedness for borrowed money, (iv) make any loans or advances other than advances to employees and owner-operators, in the ordinary and usual course of business, (v) mortgage, pledge or subject to any encumbrance any of its assets or properties, (vi) sell or transfer any of its assets or properties except in the ordinary and usual course of business, (vii) make any investment of a capital nature, except in the ordinary and usual course of business, (viii) adopt or amend in any material respect any collective bargaining agreement or employee benefit plan, or (ix) enter into any contract, agreement, or other commitment which is material to the business, assets, properties, or financial position of the Acquired Companies.

     5.4 BEST EFFORTS.  Between the date of this Agreement and the Closing
         ------------
Date, Seller will use its best efforts to cause the conditions in SECTIONS 7 and 8 to be satisfied.

6.   COVENANTS OF BUYER.
     ------------------

     6.1  APPROVALS OF GOVERNMENTAL BODIES.  As promptly as practicable after
          --------------------------------
the date of this Agreement, Buyer will, and will cause each of its Affiliates to, make all filings required by federal, state or local laws, orders, ordinances or regulations to be made by them to consummate the transactions contemplated by this Agreement. Between the date of this Agreement and the Closing Date, Buyer will, and will cause each Affiliate to, (i) cooperate with Seller with respect to all filings that Seller is required by federal, state or local laws, orders, ordinances or regulations to make in connection with the transactions contemplated by this Agreement, and (ii) cooperate with Seller in obtaining all consents identified in PART 3.13 of the Disclosure Schedule.

     6.2 BEST EFFORTS.  Between the date of this Agreement and the Closing
         ------------
Date, Buyer will use its best efforts to cause the conditions in SECTIONS 7 and 8 to be satisfied.

     6.3  ACTIONS WITH RESPECT TO THE ACQUIRED COMPANIES AND BUYER.  Buyer
          --------------------------------------------------------
covenants and agrees that, after the Closing and for so long as any shares of Preferred Stock issued to Polyphase or any amounts under the Note remain outstanding:

     (a) it will comply, and cause the persons it elects or causes to be elected as directors and officers of the Company and the Acquired Companies to comply, with its and their obligations under federal and state securities laws and its and their fiduciary duties to the Company's shareholders;

     (b) it will acquire shares, receive payments and otherwise engage in transactions with the Acquired Companies only on terms that are fair to the Company and its shareholders;

     (c) it will, and it will cause each of the Acquired Companies, to:

          (i) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state of incorporation or organization and all other states where it is legally required to be qualified to do business as a foreign corporation;

          (ii) preserve and maintain in full force and effect all material rights, privileges, qualifications, licenses and franchises necessary in the normal conduct of its business;

          (iii) use its reasonable efforts, in the ordinary course, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others having business relations with it;

          (iv) maintain and preserve all its property and the property of the Acquired Companies in good working order and condition, ordinary wear and tear excepted, except where failure to do so would not have a material adverse effect.

          (v) maintain, and shall cause each Acquired Company to maintain, with financially sound insurance companies, insurance with respect to its properties and business, against such casualties and contingencies, of the kinds, covering the risks, and in the relative proportionate amounts, usually carried by companies engaged in businesses similar to that of the Company;

          (vi) except to the extent that the failure to do so would have a material adverse effect, it will and it will cause the Acquired Companies to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including without limitation:

                  (A) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and

                  (B) all lawful claims which any of Buyer or the Acquired Companies is obligated to pay, which are due and which, if unpaid, would likely by law become a Lien upon its property;

          (vii) comply, and will cause each Acquired Company to, comply, in all material respects with all requirements of law and with the directions of any governmental authority having jurisdiction over it or its business, except such

                   (A) as may be contested in good faith or as to which a bona fide dispute may exist, and

                   (B) as to which such failure to comply would not have a material adverse effect on Buyer or the Acquired Companies.

     (d) neither it nor any Acquired Company will, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired)

     (e) neither it nor the Company will declare, pay or make a dividend or other distribution on its capital stock;

     (f) neither it nor any Acquired Company will create any stock option, bonus, profit sharing, stock purchase, deferred compensation, retainer, pension, retirement or other compensation, benefit, welfare or incentive plans or contracts without the prior approval of Seller, which approval shall not be unreasonably withheld;

     (g) no Acquired Company will, without the prior written consent of Seller (which consent will not be unreasonably withheld), organize any subsidiary or acquire any interest in or control of another person, whether by merger, consolidation or purchase of the stock, assets or inventories of another person;

     (h) neither it nor any Acquired Company will, without the prior written consent of Seller (i) amend its Articles of Incorporation (including by a Certificate of Designation), (ii) amend its Bylaws in a manner which would result in such Bylaws conflicting with any provisions of this Agreement or of the Shareholders' Agreement, or (iii) effect a reclassification or recapitalization of its outstanding capital stock;

     (i) neither it nor any Acquired Company will lend money to any person;

     (j) neither it nor any Acquired Company will take any action to place it in dissolution, liquidation or receivership.

7.   CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE.
     ---------------------------------------------------

     Buyer's obligation to purchase the Shares and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

     7.1  ACCURACY OF REPRESENTATIONS.  All of Seller's representations and
          ---------------------------
warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

     7.2 SELLER'S PERFORMANCE.
         --------------------

     (a) All of the covenants and obligations that Seller is required to perform or to comply with pursuant to this Agreement at or prior to the Closing, must have been duly performed and complied with in all material respects.

     (b) Each document required to be delivered pursuant to SECTION 1.4 must have been delivered.

     7.3 CONSENTS.  Each of the consents identified in PART 3.13 of the
         --------
Disclosure Schedule must have been obtained and must be in full force and effect.

     7.4 ADDITIONAL DOCUMENTS.  Each of the following documents must have been
         --------------------
delivered to Buyer:

     (a) the documents necessary to effect the resignation of each of the noncontinuing directors and officers of each of the Acquired Companies, to be effective not later than the Closing Date;

     (b) the documents necessary to effect the election of one (1) director designated by Buyer to the Board of Directors of the Company; and

     (c) such other documents as Buyer may reasonably request for the purpose of
(i) evidencing the accuracy of any of Seller's representations and warranties,
(ii) evidencing the performance by Seller of, or the compliance by Seller with, any covenant or obligation required to be performed or complied with by Seller, or (iii) evidencing the satisfaction of any condition referred to in this
SECTION 7.

     7.5 NO PROCEEDINGS.  Since the date of this Agreement, there must not have
         --------------
been with respect to Buyer (i) any effective injunction, writ, or temporary restraining order of any nature issued by a court or governmental agency of competent jurisdiction directing that the proposed acquisition not be consummated or (ii) any action, suit, or proceeding pending or threatened by or before any court or governmental body in which it is or may be sought to prohibit, substantially delay, or rescind the proposed acquisition, or to limit in any way Buyer's right to acquire the Acquired Companies.

8.   CONDITIONS PRECEDENT TO SELLER'S  OBLIGATION TO CLOSE.
     -----------------------------------------------------

     Seller's obligation to sell the Shares and to take the other actions required to be taken by Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller, in whole or in part):

     8.1  ACCURACY OF REPRESENTATIONS.  All of Buyer's representations and
          ---------------------------
warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

     8.2 BUYER'S PERFORMANCE.
         -------------------

     (a) All of the covenants and obligations that Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

     (b) Buyer must have delivered each of the documents required to be delivered by Buyer pursuant to SECTION 1.4 and must have paid the Purchase Price required to be made by Buyer pursuant to SECTION 1.4(b).

     8.3  CONSENTS.  Each of the consents identified in PART 3.13 of the
          --------
Disclosure Schedule must have been obtained and must be in full force and effect.

     8.4 ADDITIONAL DOCUMENTS.  Buyer must have caused the following documents
         --------------------
to be delivered to Seller:

     (a) such documents as Seller may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of Buyer, (ii) evidencing the performance by Buyer of, or the compliance by Buyer with, any covenant or obligation required to be performed or complied with by Buyer, or
(iii) evidencing the satisfaction of any condition referred to in this SECTION
8.

     8.5 NO PROCEEDINGS.  Since the date of this Agreement, there must not have
         --------------
been with respect to Seller (i) any effective injunction, writ, or temporary restraining order of any nature issued by a court or governmental agency of competent jurisdiction directing that the proposed acquisition not be consummated or (ii) any action, suit, or proceeding pending or threatened by or before any court or governmental body in which it is or may be sought to prohibit, substantially delay, or rescind the proposed acquisition, or to limit in any way Seller's right to sell the Acquired Companies.

9.   TERMINATION.
     -----------

     9.1 TERMINATION EVENTS.  This Agreement may, by notice given prior to or
         ------------------
at the Closing, be terminated:

     (a) by either Buyer or Seller if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived;

     (b) (i) by Buyer if any of the conditions in SECTION 7 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before the Closing Date; or (ii) by Seller, if any of the conditions in SECTION 8 has not been satisfied of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Seller to comply with its obligations under this Agreement) and Seller has not waived such condition on or before the Closing Date;

     (c) by mutual consent of Buyer and Seller; or

     (d) by either Buyer or Seller if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before July 15, 1996, or such later date as the parties may agree upon.

     9.2 EFFECT OF TERMINATION.  Each party's right of termination under
         ---------------------
SECTION 9.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to SECTION 9.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in SECTIONS 11.1 and 11.3 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

 10. INDEMNIFICATION; REMEDIES.
     -------------------------

     10.1  SURVIVAL.  The representations of Seller contained in SECTION 3
           --------
hereof will survive the Closing for a period of two (2) years.

     10.2  INDEMNIFICATION AND PAYMENT OF DAMAGES BY SELLER.  Seller will
           ------------------------------------------------
indemnify and hold harmless Buyer, the Acquired Companies, and their respective directors, officers, stockholders, controlling persons, and affiliates (collectively, the "Indemnified Persons") for, and will pay to the Indemnified Persons the amount of, any loss, liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), arising, directly or indirectly, from or in connection with any breach of the representations made in SECTIONS 3.17 and 3.19.

     The remedies provided in this SECTION 10.2 will be the exclusive remedies available to Buyer or the other Indemnified Persons for any breach of this Agreement or the conduct of the business of the Acquired Companies prior to the Closing Date.

     10.3  INDEMNIFICATION AND PAYMENT OF DAMAGES BY BUYER.  Buyer will
           -----------------------------------------------
indemnify and hold harmless Seller from and will pay to Seller the amount of any Damages arising, directly or indirectly, from or in connection with any breach of the representations made in SECTIONS 4.2(a), 4.3 or 4.5.

     The remedies provided in this SECTION 10.3 will be the exclusive remedies available to Seller for any breach of this Agreement.

     10.4  TIME LIMITATIONS.  If the Closing occurs, neither party will have
           ----------------
liability (for indemnification or otherwise) with respect to any representation, unless on or before the first anniversary of the Closing Date the other party notifies the party of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by the other party.

     10.5  FLOOR ON AMOUNT--SELLER.  Seller will have no liability (for
           -----------------------
indemnification or otherwise) to Buyer unless the amount of Damages sought is in the aggregate at least $50,000.

     10.6  [INTENTIONALLY LEFT BLANK].
           --------------------------

     10.7  PROCEDURE FOR INDEMNIFICATION--THIRD PARTY CLAIMS.
           -------------------------------------------------

     (a) Promptly after receipt by an indemnified party of notice of the commencement of any proceeding against it, such indemnified party will, if a claim is to be made against an indemnifying party, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

     (b) If any proceeding referred to in SECTION 10.9(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such proceeding, the indemnifying party will be entitled to participate in such proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or
(ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such proceeding and provide indemnification with respect to such proceeding), to assume the defense of such proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this SECTION 10 for any fees of other counsel or any other expenses with respect to the defense of such proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a proceeding, (i) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of federal, state or local laws, orders, ordinances or regulations or any violation of the rights of any person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (ii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any proceeding and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such proceeding, the indemnifying party will be bound by any determination made in such proceeding or any compromise or settlement effected by the indemnified party.

     (c) Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, at its own expense, participate in the defense, compromise, or settlement of such proceeding, but the indemnifying party will not be bound by any determination of a proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

     10.8 PROCEDURE FOR INDEMNIFICATION--OTHER CLAIMS.  A claim for
          -------------------------------------------
indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

11.  GENERAL PROVISIONS.
     ------------------

     11.1 EXPENSES.  Except as otherwise expressly provided in this Agreement,
          --------
each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants.

     11.2 PUBLIC ANNOUNCEMENTS.  Buyer will keep this Agreement strictly
          --------------------
confidential and may not make any disclosure of this Agreement or the transactions contemplated by this Agreement to any person. The Company will issue any press release or other publicity, if at all, at such time and in such manner as it shall determine in its sole discretion. Buyer will not contact or have any dealings with the Acquired Companies' employees, customers, and suppliers without the consent of Seller.

     11.3 CONFIDENTIALITY.  Between the date of this Agreement and the
          ---------------
Closing Date, Buyer and Seller will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of Buyer and the Acquired Companies to maintain in confidence, and not use to the detriment of another party or an Acquired Company any written, oral, or other information obtained in confidence from another party or an Acquired Company in connection with this

Agreement or the transactions contemplated by this Agreement, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (c) the furnishing or use of such information is required by legal proceedings.

     If the transactions contemplated by this Agreement are not consummated, each party will return all of such written information as the other party has provided.

     11.4 NOTICES.  All notices, consents, waivers, and other communications
          -------
under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

     Seller:

          Polyphase Corporation
          16885 Dallas Parkway
          4th Floor
          Dallas, Texas 75248

     Attention: Paul A. Tanner

     Facsimile No.: (214) 732-6430

     with a copy to:

          Jenkens & Gilchrist,
          A Professional Corporation
          1445 Ross Ave.
          Suite 3200
          Dallas, Texas 75202

     Attention: Ronald J. Frappier

     Facsimile No.: (214) 855-4300

     Buyer:

          Letronix Acquisition Corp.
          2620 South Maryland Parkway, Suite 202
          Las Vegas, Nevada  89109

     Attention: President

     Facsimile No.: (214) 980-0790

     with a copy to:

     Al Greco, Esq.
     2 Galleria Tower
     13455 Noel Road
     Box 15, Suite 1420
     Dallas, Texas  75240

     Facsimile No.:

     11.5 JURISDICTION; SERVICE OF PROCESS.  Any action or proceeding seeking to
          --------------------------------
enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Texas, County of Dallas, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     11.6 FURTHER ASSURANCES.  The parties agree (a) to furnish upon request
          ------------------
to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     11.7 WAIVER.  The rights and remedies of the parties to this Agreement
          ------
are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     11.8 ENTIRE AGREEMENT AND MODIFICATION.  This Agreement supersedes all
          ---------------------------------
prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

     11.9 DISCLOSURE SCHEDULE.  The Disclosure Schedule is incorporated into
          -------------------
and shall be part of this Agreement.

     11.10 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS.  No party may
           --------------------------------------------------
assign any of its rights under this Agreement without the prior consent of the other parties, except that Buyer may assign any of its rights under this Agreement to any subsidiary of Buyer. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     11.11 SEVERABILITY.  If any provision of this Agreement is held invalid
           ------------
or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     11.12 SECTION HEADINGS, CONSTRUCTION.  The headings of Sections in this
           ------------------------------
Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     11.13 TIME OF ESSENCE.  With regard to all dates and time periods set
           ---------------
forth or referred to in this Agreement, time is of the essence.

     11.14 GOVERNING LAW.  This Agreement will be governed by the laws of
           -------------
the State of Texas without regard to conflicts of laws principles.

     11.15 COUNTERPARTS.  This Agreement may be executed in one or more
           ------------
counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     11.16 FURTHER COVENANTS OF BUYER AND THE COMPANY.
           ------------------------------------------

                (a) Until the Termination Date, the Company shall not, and Buyer shall not allow the Company to, issue common stock or other securities convertible into or exchangeable for common stock which represent more than 5% of its common stock on a fully diluted basis.

                (b) The Buyer covenants and agrees that, it in any election of directors of the Company, it shall vote all shares of common stock of the Company then held by Buyer ("Buyer Shares") to elect a board of directors comprised of not less than three (3) directors and not more than seven (7) directors, one (1) of which shall be designated by Seller. In the event of any vacancy in the board of directors of the Company, Buyer covenants and agrees to vote all Buyer Shares and to otherwise use its best efforts to fill such vacancy so that the board of directors will include directors designated as provided above.

                (c) Buyer agrees that the face of each certificate evidencing shares of common stock held or to be held by Buyer shall bear an endorsement (which shall be made conspicuous using capital letters, bold face or contrasting type, underlining or similar means) in substantially the following form:

                        "AS SET FORTH ON THE REVERSE HEREOF, THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AS CONTAINED IN A STOCK PURCHASE AGREEMENT, DATED AS OF JUNE 28, 1996."

                The reverse of each such certificate shall bear an endorsement substantially as follows:

                        "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS, INCLUDING A VOTING AGREEMENT, AS SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF JUNE 28, 1996, A COPY OF WHICH HAS BEEN DEPOSITED AT THE PRINCIPAL OFFICE OF THE COMPANY."

                (d) Buyer shall not, and the Company shall not recognize any attempted, transfer, voluntarily or involuntarily, of Buyer Shares unless such proposed transferee agrees to be bound by the terms of this Agreement as a holder of Buyer Shares, and specifically this Section 11.16 . Any attempted transfer in violation of this Section 11.16 shall be void ab initio.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                              Seller:

                              POLYPHASE CORPORATION


                              By:
                                 -------------------------------
                              Name:
                                   -----------------------------
                              Title:
                                    ----------------------------


                              Buyer:

                              LETRONIX ACQUISITION CORP.



                              By:
                                 -------------------------------
                              Name:
                                   -----------------------------
                              Title:
                                    ----------------------------